UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2008
UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

555 Montgomery Street
San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 3.2

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 23, 2008, the Board of Directors of UCBH Holdings, Inc., a Delaware corporation registered under the Bank Holding Company Act of 1956, as amended (the “Company”), approved certain amendments to the Company’s By-Laws.
Article II, Sections 2 and 4, governing the procedure for stockholder meetings, was amended to clarify the scope of the business of such meetings. Article III, Section 15, governing the process for director nominations, was amended to clarify that director nominations are subject to the advance notices procedure set forth in the Company’s By-Laws.
Each of Article II, Section 13 and Article III, Section 15 was amended to require stockholders submitting a stockholder proposal or making director nominations to provide detailed disclosures about their ownership interest in the Company, such as any options, derivatives or short positions.
Article III, Section 2 was amended to provide that the Board of Directors shall consist of between nine (9) and eleven (11) members, with the exact number determined by resolution of the Board of Directors. Prior to the amendment, the number of the Board of Directors was fixed at nine (9) and continues to be fixed at nine (9).
Indemnification provisions in Article VII were also amended. Specifically, Section 1 was amended to provide that indemnification rights vest with respect to an individual officer or director at the time such person becomes an officer or director of the Company, and that such rights may not be subsequently modified, suspended or repealed without the prior written consent of such officer, director, whether by subsequent amendment of the By-Laws or otherwise. Section 2 was amended to clarify that the Board of Directors retains the right to modify, suspend or repeal the indemnification rights granted to an employee or agent of the Company (other than an officer or director) at any time by amending the By-Laws.
The summary information set forth in this Current Report on Form 8-K regarding amendment to the Company’s By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description
3.2	Amended and Restated By-Laws of UCBH Holdings, Inc. adopted October 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: October 29, 2008	By:	/s/ Thomas S. Wu
Thomas S. Wu
Chairman, President and Chief Executive Officer